PROMISSORY NOTE


$200,000.00                                                Date: May 31, 2002

For value received, the undersigned Mr. Roy Productions, Inc. (the "Borrower"), at 1045 Stephanie Way, Minden, Nevada 89423, promises to pay to the order of Howard Zink, (the "Lender"), at 800 Rolando Way, Carson City, Nevada 89423, (or at such other place as the Lender may designate in writing) the sum of $200,000.00 including interest from June 01, 2002, on the unpaid principal at the rate of 4.50% per annum.

The unpaid principal and accrued interest shall be payable in the following amounts:

   1)  $50,000 paid 90 days from the signing of this agreement
   2)  $35,000 paid within 180 days from the signing of this agreement
   3)  $40,000 paid within 250 days from the signing of this agreement
   4)  $75,000 paid within 365 days from the signing of this agreement

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

The Borrower promises to pay a late charge of 5% for each installment that remains unpaid more than 15 day(s) after its Due Date. This late charge shall be paid as liquidated damages in lieu of actual damages, and not as a penalty.

If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

This Note is secured by a Deed of Trust on the residential property at 227 Foothill Meadows, Genoa NV 89411, dated June 01, 2002. The Lender is not required to rely on the above security instrument and the assets secured therein for the payment of this Note in the case of default, but may proceed directly against the Borrower.

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

   1) the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

   2)  the death of the Borrower or Lender;

   3) the filing of bankruptcy proceedings involving the Borrower as a debtor;

   4)  the application for the appointment of a receiver for the Borrower;

   5) the making of a general assignment for the benefit of the Borrower's creditors;

   6)  the insolvency of the Borrower;

   7) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.

In addition, the Borrower shall be in default if there is a sale, transfer, assignment, or any other disposition of any assets pledged as security for the payment of this Note, or if there is a default in any security agreement which secures this Note.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Nevada.

Signed this 31st day of May, 2002.

Borrower:
Mr. Roy Productions, Inc.


    /s/ Gene Jackson
By:____________________________________________________
     Gene Jackson



ASSIGNMENT

[ONLY COMPLETE THE FOLLOWING INFORMATION TO ASSIGN PAYMENTS TO A NEW PARTY.]

For value received, the above Note is assigned and transferred to



____________________________________________, ("Assignee") of


_________________________,_________________________,
(City)(State/province)



________________________.
(Country)



Dated: _________________________


By:____________________________________________________
   Howard Zink